SUPPLEMENT TO THE PROSPECTUS, SUMMARY PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING U.S. EQUITY FUNDS
For the Allspring Special Mid Cap Value Fund (the “Fund”)

James M. Tringas, CFA, has announced his intention to transition to a new role as Director of Research for the Special Global Equity team with Allspring Global Investments, LLC on December 31, 2026. He will continue to serve as a portfolio manager of the Fund until that date. After that date, all references to James M. Tringas, CFA, in the Fund’s prospectus and statement of additional information are hereby removed.

January 15, 2026	SUP3323 01-26